Exhibit 10.1
SECURITIES PURCHASE AGREEMENT
     This Securities Purchase Agreement (this “Agreement”) is dated as of February 2, 2006 by and among EntreMed, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”).
     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, certain securities of the Company as more fully described in this Agreement.
     WHEREAS, each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of the common stock, par value $0.01 per share, of the Company (the “Common Stock”), set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be 12,972,966 shares of Common Stock and shall collectively be referred to as the “Shares”) and (ii) warrants, in substantially the form attached hereto as Exhibit A (the “Warrants”) to acquire up to that number of additional shares of Common Stock set forth below such Purchaser’s name on the signature page attached hereto (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants, collectively the “Underlying Shares”).
     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:
          “Advance Indemnification Payment” has the meaning set forth in Section 6.4(c).
          “Advice” has the meaning set forth in Section 6.5.
   “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.
          “Allowable Suspension Period” has the meaning set forth in Section 6.1(e).

          “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.
          “Closing” means the closing of the purchase and sale of the Shares and the Warrants pursuant to Section 2.1.
          “Closing Date” means the date of the Closing.
          “Commission” means the Securities and Exchange Commission.
          “Common Stock” has the meaning set forth in the Preamble and also includes any securities into which the Common Stock may hereafter be reclassified.
          “Company Counsel” means Arnold & Porter LLP.
          “Disposition” has the meaning set forth in Section 3.2(g).
          “Disclosure Materials” has the meaning set forth in Section 3.1(g).
          “Effective Date” means the date that the Registration Statement is first declared effective by the Commission.
          “Effectiveness Period” has the meaning set forth in Section 6.1(b).
          “Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or The NASDAQ Capital Market.
          “Evaluation Date” has the meaning set forth in Section 3.1(p).
          “Event” has the meaning set forth Section 6.1(d).
          “Event Payment” has the meaning set forth in Section 6.1(d).
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
          “Filing Date” means the 45th day following the Closing Date.
          “GAAP” has the meaning set forth in Section 3.1(g).
          “Legal Counsel” has the meaning set forth in Section 6.1(g).
          “Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.
          “Loss” has the meaning set forth in Section 6.4(a).
          “Material Adverse Effect” has the meaning set forth in Section 3.1(b).

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          “Plan of Distribution” has the meaning set forth in Section 6.1(a), and as set forth in Exhibit E.
          “Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or any court or other federal, state, local or other governmental authority or other entity of any kind.
          “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
          “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
          “Registrable Securities” means any Common Stock (including Underlying Shares) issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.
          “Registration Statement” means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
          “Required Effectiveness Date” means the earliest of (i) in the event the Registration Statement is not subject to a full review by the Commission, the 90th day following the Closing Date, (ii) in the event the Registration Statement is subject to a full review by the Commission, the 120th day following the Closing Date, and (iii) the 5th day following the date the Company learns that no review of the Registration Statement will be made by the staff of Commission or that the staff of the Commission has no further comments on the Registration Statement and the Company may request acceleration of effectiveness.
          “Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “SEC Reports” has the meaning as set forth in Section 3.1(g).

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          “Securities” means, collectively, the Shares, the Warrants and the Underlying Shares.
          “Securities Act” means the Securities Act of 1933, as amended.
          “Shares” has the meaning set forth in the preamble.
          “Short Sales” means, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act , whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.
          “Subsidiary” means any Person in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest that are required to be listed in Schedule 3.1(a).
          “Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the OTC Bulletin Board (or any successor thereto), or (c) if trading does not occur on the OTC Bulletin Board (or any successor thereto), any Business Day.
          “Trading Market” means the NASDAQ National Market or any other Eligible Market on which the Common Stock is then listed or quoted.
          “Transaction Documents” means this Agreement, the Warrants, and any other documents or agreements executed in connection with the transactions contemplated hereunder.
          ”Transfer Agent” means American Stock Transfer & Trust Company, or any other transfer agent selected by the Company.
          ”Transfer Agent Instructions” means the Irrevocable Transfer Agent Instructions, in the form of Exhibit F, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.
          “Underlying Shares” has the meaning set forth in the Preamble.
          “Warrants” has the meaning set forth in the Preamble.
ARTICLE II
PURCHASE AND SALE
     2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of shares of Common Stock and a

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Warrant to purchase a number of Underlying Shares, each as indicated below such Purchaser’s name on the signature page of this Agreement, for an aggregate purchase price for such Purchaser as indicated below such Purchaser’s name on the signature page of this Agreement. The Closing shall take place at the offices of Arnold & Porter LLP immediately upon satisfaction of the conditions to Closing set forth below, or at such other location or time as the parties may agree.
       2.2 Closing Deliveries.
               (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:
                    (i) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(a) hereof), evidencing the number of Shares indicated below such Purchaser’s name on the signature page of this Agreement, registered in the name of such Purchaser;
                    (ii) a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of Underlying Shares indicated below such Purchaser’s name on the signature page of this Agreement, on the terms set forth therein;
                    (iii) a legal opinion of Company Counsel, in the form of Exhibit C, executed by such counsel and delivered to the Purchasers; and
                    (iv) final Schedules called for by Section 3.1, which Schedules shall be reasonably satisfactory in form and substance to each Purchaser in its sole discretion.
               (b) At the Closing, each Purchaser shall severally, and not jointly, purchase from the Company, Shares in the amount indicated below such Purchaser’s name on the applicable signature page hereto and Warrants to purchase Underlying Shares in the amount indicated below such Purchaser’s name on the applicable signature page hereto, in exchange for the cash consideration set forth as the “Purchase Price” indicated below such Purchaser’s name on the applicable signature page hereto. The portion of the “Purchase Price” attributable to the Common Shares is $2.25 per share and the portion of the “Purchase Price” attributable to each full Warrant to purchase shares of the Common Stock is $0.125 per Warrant. Each Purchaser further agrees to deliver to the Company a purchaser questionnaire in the form attached hereto as Exhibit B.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
       3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Purchasers as follows:
               (a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a). Except as disclosed in Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each

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Subsidiary free and clear of any Lien, and all the issued and outstanding shares of capital stock or comparable equity interests of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.
               (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company’s ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a “Material Adverse Effect”).
               (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.
               (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the

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Company or its securities are subject), or by which any property or asset of the Company or a Subsidiary is bound or affected, except in the case of clauses (ii) and (iii), such as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
               (e) Issuance of the Securities. The Shares and Underlying Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and, except as disclosed in Schedule 3.1(e), shall not be subject to preemptive rights or similar rights of stockholders. Assuming the accuracy of the representations and warranties of the Purchasers, the Securities will be issued in compliance with all applicable federal and state securities laws. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon exercise of the Warrants.
               (f) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in Schedule 3.1(f). All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws. Except as disclosed in Schedule 3.1(f), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as disclosed in Schedule 3.1(f) or any Schedule 13D or Schedule 13G on file with the Commission, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issue and sale of the Securities (including the Underlying Shares) will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as specifically disclosed in Schedule 3.1(f), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock, ignoring for such purposes any limitation on the number of shares of Common Stock that may be owned at any single time.
               (g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, together with any materials filed by the Company under the Exchange Act whether or not required being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to

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the expiration of any such extension. As of their respective dates, the SEC Reports complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports.
               (h) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports or in Schedule 3.1(h), (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice that individually or in the aggregate, have not had and would not reasonably be expected to result in a Material Adverse Effect and (B) liabilities in the amounts accrued or reserved against in the balance sheet contained in the latest audited financial statements included within the SEC Reports, (iii) the Company has not altered its method of accounting or the identity of its auditors except as disclosed in the SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans.
               (i) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of any Transaction Documents, other than (i) applicable Nasdaq notices, (ii) the filing of the Registration Statement as contemplated by Article VI hereof, (iii) Form D and filings pursuant to applicable Blue Sky filings, if any, and (iv) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration would not have or result in, individually or in the aggregate, a Material Adverse Effect.

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               (j) Certain Fees. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than SG Cowen & Co., LLC as lead placement agent and Rodman & Renshaw, LLC as co-placement agent with respect to the offer and sale of the Securities.
               (k) Private Placement. Assuming the accuracy of the representations and warranties of the Purchasers contained in this Agreement, the offer and sale of the Securities to the Purchasers as contemplated hereby is exempt from the registration requirements of the Securities Act. Neither the Company nor any Person acting on the Company’s behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. The issuance and sale of the Securities hereunder and under the Warrants do not in any material respect conflict with or violate any rules or regulations of any Trading Market. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
               (l) Form S-3 Eligibility. The Company is eligible to register its Common Stock for resale by the Purchasers using Form S-3 promulgated under the Securities Act.
               (m) Listing and Maintenance Requirements. Except as a specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received written notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.
               (n) Registration Rights. Except as described in Schedule 3.1(n), the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.
               (o) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure

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materials provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed, except for the announcement of this Agreement. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.
               (p) Sarbanes-Oxley; Disclosure Controls and Procedures. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 that are applicable to it. Except as disclosed in the SEC Reports, the Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that are effective in all material respects to ensure that material information relating to the Company is made known to its chief executive officer and chief financial officer by others within the Company. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by its most recently filed quarterly or annual periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed quarterly or annual periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the Company’s disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there has been no change in the Company’s internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
               (q) All Necessary Permits, etc. Except as otherwise disclosed in the SEC Reports, the Company possesses such valid and current certificates, authorizations or permits issued by appropriate federal or state regulatory agencies or bodies necessary to conduct its business as it is now being conducted, except where the failure to possess such certificates, authorizations or permits would not be reasonably expected to result in a Material Adverse Effect. The Company has not received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.
               (r) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company has been advised, and acknowledges and agrees, that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company or, to the knowledge of the Company, any other Purchaser (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their

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respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.
               (s) Use of Proceeds. The proceeds of the sale of the Shares and the Warrants hereunder shall be used by the Company for working capital and general corporate purposes.
     3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, as to itself only and for no other Purchaser, represents and warrants to the Company as follows:
               (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser of the Shares and the Warrants hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms.
               (b) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser’s right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.
               (c) Purchaser Status. At the time such Purchaser was offered the Shares and the Warrants, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.
               (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.
               (e) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such

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questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser further acknowledges that the Company has offered to provide additional nonpublic information regarding its financial condition, results of operations, business, properties, assets, liabilities, management, projections, appraisals, plans, prospects and proposals. Such Purchaser has declined to receive such nonpublic information and acknowledges and agrees that in deciding to purchase the Securities from the Company, it took into account the facts set forth in the immediately preceding sentence and fully factored such matters into the price and terms it was willing to offer in payment for the Securities. Nothing contained in this Section 3.2 nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.
               (f) Illegal Transactions. Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) since the time that such Purchaser was first contacted by the Company, SG Cowen & Co., LLC, Rodman & Renshaw, LLC or any other Person regarding the transactions contemplated hereby. Such Purchaser covenants that neither it nor any of its Affiliates or any Person acting on its or its Affiliates’ behalf or pursuant to any understanding with such Purchaser or its Affiliates will engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.
               (g) Dispositions. Purchaser will not, prior to the effectiveness of the Registration Statement, if then prohibited by law or regulation: (i) sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a “Disposition”) the Securities; or (ii) engage in any hedging or other transaction which is designed or could reasonably be expected to lead to or result in a Disposition of Securities by such Purchaser or an Affiliate. In addition, Purchaser agrees that for so long as it owns any Shares, it will not enter into any short sale of the Common Stock executed at a time when the Purchaser has no equivalent offsetting long position in the Common Stock. For purposes of determining whether the Purchaser has an equivalent offsetting long position in the Common Stock, shares of Common Stock that the Purchaser is entitled to receive within 60 days (whether pursuant to contract or upon conversion or exercise of convertible securities) will be included as if held long by the Purchaser.
               (h) No Legal, Tax or Investment Advice. Such Purchaser understands that nothing in this Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Common Shares and the Warrants constitutes legal, tax or

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investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Common Shares and the Warrants.
               (i) Confidentiality. Such Purchaser will hold in confidence all information concerning this Agreement and the placement of the Securities hereunder until the earlier of such time as (a) the Company has made a public announcement concerning the Agreement and the placement of the Securities hereunder or (b) this Agreement is terminated pursuant to Section 7.1 hereof, unless disclosure is required by legal or regulatory process.
               (j) Foreign Investors. If such Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase or acquisition, (iii) any government or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Purchaser’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of Purchaser’s jurisdiction.
               (k) Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire such securities.
ARTICLE IV
RESTRICTIONS ON TRANSFERABILITY OF SECURITIES;
COMPLIANCE WITH SECURITIES ACT
     4.1 Legend.
               (a) Purchaser understands that, until the Effective Date or such time as the Securities may be sold pursuant to Rule 144 under the Securities Act (“Rule 144”) without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of the certificates for the Shares):
[NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE [NOT] BEEN

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REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.
               (b) Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) while a Registration Statement covering the resale of such Securities is effective under the Securities Act, or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall deliver the Transfer Agent Instructions attached hereto as Exhibit F to the Transfer Agent on the Effective Date. The Company agrees that at such time as such legend is no longer required under this Section 4.1, it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Shares or Underlying Shares, as applicable, issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from any restrictive legends. The Company shall not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 4.1. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company. All costs and expenses related to the removal of the legends and the reissuance of any Securities shall be borne by the Company.
               (c) The Securities shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom. Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either (i) the registration requirements of the Securities Act and such Purchaser shall have delivered a current prospectus in connection with such sale or shall have confirmed that a current prospectus is deemed to be delivered in connection with such sale, or (ii) an exemption therefrom.
          4.2 Instruction Sheet. Each certificate representing Registrable Shares shall bear the Instruction Sheet attached hereto as Exhibit D (in addition to any legends required under applicable securities laws).

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          4.3 Transfer of Securities.
               (a) Each Purchaser hereby covenants with the Company not to make any sale of the Securities except:
               (i) in accordance with the Registration Statement, in which case such Purchaser shall have delivered a current prospectus in connection with such sale, or confirmed that a current prospectus is deemed to be delivered in connection with such sale; or
               (ii) in accordance with Rule 144, in which case Purchaser covenants to comply with Rule 144; or
               (iii)(A) If the transferee has agreed in writing to be bound by the terms of this Agreement and (B) such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.
               (b) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Purchaser that is (i) a partnership transferring to its partners or former partners in accordance with partnership interests, (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Purchaser, (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company or (iv) an individual transferring to the Purchaser’s family member or trust for the benefit of an individual Purchaser and/or the Purchaser’s family member; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if such transferee were an original Purchaser hereunder.
               (c) Purchaser further acknowledges and agrees that, if a Purchaser is selling the Securities using the prospectus forming a part of the Registration Statement, such Securities are not transferable on the books of the Company unless the certificate evidencing such Securities is submitted to the Company’s transfer agent.
          4.4 Purchaser Information. Each Purchaser covenants that it will promptly notify the Company of any change in the information set forth in the Registration Statement regarding such Purchaser or such Purchaser’s “plan of distribution”, to the extent such change is required to be disclosed under applicable federal securities laws.
          4.5 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser or transferee owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities under Rule 144. The Company

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further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.
          4.6 Integration. The Company shall not, and shall use its reasonable best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.
          4.7 Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares. The Company shall file an additional shares listing application with the Trading Market to cover the Securities following the Closing Date.
          4.8 Securities Laws Disclosure. The Company shall, on or before 9:30 a.m., New York time, on the next business day following the execution of this Agreement, issue a press release acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby. In addition, the Company shall file a Current Report on Form 8-K with the Commission (the “8-K Filing”) within the time period required thereby describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement and the form of Warrants, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Purchasers promptly after filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing without the express written consent of such Purchaser.
ARTICLE V
CONDITIONS
          5.1 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:
               (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date; and

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               (b) Performance. The Company and each other Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.
          5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:
               (a) Representations and Warranties. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date; and
               (b) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing.
ARTICLE VI
REGISTRATION RIGHTS
          6.1 Shelf Registration
               (a) As promptly as possible, and in any event on or prior to the Filing Date, the Company shall prepare and file with the Commission a “Shelf” Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith as the Purchasers may consent) and shall contain (except if otherwise directed by the Purchasers) (the “Plan of Distribution”) attached hereto as Exhibit E.
               (b) The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission as promptly as practicable after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the fifth anniversary of the Effective Date or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or can be sold publicly under Rule 144(k) by Persons who are not Affiliates of the Company (the “Effectiveness Period”).
               (c) The Company shall notify each Purchaser in writing promptly (and in any event within one Trading Day) after receiving notification from the Commission that the Registration Statement has been declared effective.
               (d) Upon the occurrence of any Event (as defined below) and on every monthly anniversary thereof until the applicable Event is cured, as partial relief for the damages suffered therefrom by the Purchasers (which remedy shall not be exclusive of any

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other remedies available under this Agreement, at law or in equity), the Company shall pay to each Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Purchaser hereunder; provided, however, that Event Payments (as defined below) shall not be payable for more than one Event occurring or existing at any one time, and the Company shall have no liability to the Purchaser for any Event Payments upon the occurrence of any Event, or thereafter, if such Event is caused by or results from any action or inaction of any Purchaser. Notwithstanding the foregoing, with respect to each individual occurrence of an Event described in clauses (ii) or (iv) of this Section 6.1(d), the Company shall have no liability to any Purchaser for the related Event Payments beyond the first monthly anniversary after such Event has been cured. The payments to which a Purchaser shall be entitled pursuant to this Section 6.1(d) are referred to herein as “Event Payments”. Any Event Payments payable pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments in a timely manner, such Event Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.
For such purposes, each of the following shall constitute an “Event”:
                    (i) the Registration Statement is not filed on or prior to the Filing Date or is not declared effective on or prior to the Required Effectiveness Date;
                    (ii) after the Effective Date and during the Effectiveness Period, a Purchaser is not permitted to sell Registrable Securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) other than during an Allowable Suspension Period for any reason for five consecutive Trading Days or an aggregate of ten Trading Days in any twelve month period;
                    (iii) after the Effective Date and during the Effectiveness Period, any Registrable Securities covered by such Registration Statement are not listed on an Eligible Market;
                    (iv) after the Effective Date and during the Effectiveness Period, the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of five consecutive Trading Days or an aggregate of ten Trading Days in any twelve month period;
                    (v) the Company fails for any reason to deliver a certificate evidencing any Securities to a Purchaser within five Trading Days after delivery of such certificate is required pursuant to any Transaction Document or the exercise rights of the Purchasers pursuant to the Warrants are otherwise suspended for any reason; or
                    (vi) the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Underlying Shares upon any exercise of the Warrants or, at any time following the Effective Date, any Shares or Underlying Shares are not listed on an Eligible Market at such time as the Common Stock is then listed on an Eligible Market.

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               (e) Notwithstanding anything in this Agreement to the contrary, the Company may, by written notice to the Purchasers, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Purchasers immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale, or any pending material financing, material corporate reorganization or other material corporate transaction that is reasonably expected to cause a restatement of the Company’s financial statements, and the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such sales activity it would be materially detrimental to the Company (other than relating solely to the price of the Common Stock). Upon receipt of such notice, each Purchaser shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Purchaser has received copies of a supplemented or amended Prospectus or until such Purchaser is advised in writing by the Company that the then-current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company’s Board of Directors) the failure to require such suspension would be materially detrimental to the Company. Furthermore, in no event may the Company exercise its rights hereunder for a period of more than 10 consecutive Trading Days or more than 45 Trading Days in any twelve month period (each, an “Allowable Suspension Period”) and at least two Trading Days shall elapse between Allowable Suspension Periods. Immediately after the end of any suspension period under this Section 6.1(e), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Purchasers to publicly resell their Registrable Securities pursuant to such effective Registration Statement.
               (f) Except as set forth in Schedule 6.1(f), the Company shall not, prior to the Effective Date of the Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities.
               (g) The Purchasers holding at least a majority of the Registrable Securities shall have the right to select one legal counsel to review any registration pursuant to this Article VI (“Legal Counsel”). The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Article VI.
          6.2 Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:
               (a) Not less than five Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Purchaser and Legal Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Purchasers and Legal

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Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Legal Counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which Purchasers holding a majority of the Registrable Securities shall reasonably object.
               (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Purchasers true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement.
               (c) Notify the Purchasers of Registrable Securities to be sold and Legal Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one Trading Day thereafter, of any of the following events: (i) a Prospectus or any Prospectus Supplement or post-effective amendment to a Registration Statement is proposed to be filed; (ii) the Commission notifies the Company whether there will be a “review” of any Registration Statement; (iii) the Commission comments in writing on any Registration Statement (in which case the Company shall deliver to each Purchaser a copy of such comments and of all written responses thereto); (iv) any Registration Statement or any post-effective amendment is declared effective; (v) the Commission or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (vi) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vii) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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               (d) Use its commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.
               (e) Furnish to each Purchaser and Legal Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.
               (f) Promptly deliver to each Purchaser and Legal Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.
               (g) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to the Purchasers evidence of such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market.
               (h) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Purchasers and Legal Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.
               (i) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Purchasers may request.

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               (j) Upon the occurrence of any event described in Section 6.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
               (k) Use its commercially reasonable efforts to cooperate with any due diligence investigation undertaken by the Purchasers in connection with the sale of Registrable Securities, including, without limitation by making available (to the extent commercially reasonable) any documents and information; provided that the Company will not deliver or make available to any Purchaser material, nonpublic information unless such Purchaser specifically requests in advance to receive material, nonpublic information in writing.
               (l) Comply in all material respects with all applicable rules and regulations of the Commission.
          6.3 Registration Expenses. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, NASDR Inc. if required to permit a registered broker-dealer to accept sell orders from any Purchaser in the ordinary course of business, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Purchasers), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and up to $7,500 for Legal Counsel, and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.
          6.4 Indemnification.
               (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Purchaser, the partners, members, officers and directors of each Purchaser and each person, if any, who controls such Purchaser within the meaning of the Securities Act or the Exchange Act, from and against any losses, claims, damages, liabilities or expenses, to which they may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or Proceedings in respect thereof) arise out of, or are based upon, any material breach of any representation, warrant, covenant or agreement made by the Company or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out

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of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will, as incurred, reimburse such Purchaser, partner, member, officer, director or controlling person for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, Proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability (collectively, “Loss”) arises out of, or is based upon, an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser, partner, member, officer, director or controlling person specifically for use in preparation of the Registration Statement or any breach of this Agreement by such Purchaser; provided further, however, that the Company shall not be liable to any Purchaser of Registrable Shares (or any partner, member, officer, director or controlling person of such Purchaser) to the extent that any such Loss is caused by an untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus if either (i) (A) such Purchaser failed to send or deliver a copy of the final prospectus with or prior to or failed to confirm that a final prospectus was deemed to be delivered prior to, the delivery of written confirmation of the sale by such Purchaser to the person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission, (ii) (X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented or notified by the Company that such amended or supplemented prospectus has been filed with the SEC, such Purchaser thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to, or fails to confirm that the prospectus as so amended or supplemented was deemed to be delivered prior to, the delivery of written confirmation of the sale of a Registrable Share to the person asserting the claim from which such Loss resulted or (iii) such Purchaser sold Registrable Shares in violation of such Purchaser’s covenant contained in Section 6.5.
          (b) Indemnification by Purchasers. Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or Proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by such Purchaser or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the Effective Date thereof, if, and to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, and such Purchaser will reimburse the Company (and each of its officers, directors or controlling persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such

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action, Proceeding or claim; provided, however, that in no event shall any indemnity under this Section 6.4(b) be greater in amount than the dollar amount of the proceeds (net of (i) the purchase price of the Registrable Shares included in the Registration Statement giving rise to such indemnification obligation and (ii) the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission) received by such Purchaser upon the sale of such Registrable Shares, provided further that such Purchaser shall not have any indemnification obligation hereunder if the Loss is the result of the fraud, bad faith, gross negligence or willful misconduct of the Company.
          (c) Indemnification Proceedings. Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any Affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that no indemnifying person shall be responsible for the fees and expense of more than one separate counsel for all indemnified parties. The indemnifying party shall not settle an action without the consent of the indemnified party, which consent shall not be unreasonably withheld.
          If after proper notice of a claim or the commencement of any action against the indemnified party, the indemnifying party does not choose to participate, then the indemnified party shall assume the defense thereof and upon written notice by the indemnified party requesting advance payment of a stated amount for its reasonable defense costs and expenses, the indemnifying party shall advance payment for such reasonable defense costs and expenses (the “Advance Indemnification Payment”) to the indemnified party. In the event that the indemnified party’s actual defense costs and expenses exceed the amount of the Advance Indemnification Payment, then upon written request by the indemnified party, the indemnifying party shall reimburse the indemnified party for such difference; in the event that the Advance Indemnification Payment exceeds the indemnified party’s actual costs and expenses, the indemnified party shall promptly remit payment of such difference to the indemnifying party.
          If the indemnification provided for in this Section 6.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying

24

such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by an indemnifying party hereunder be greater in amount than the dollar amount of the proceeds (net of (i) the purchase price of the Registrable Shares included in the Registration Statement giving rise to such indemnification obligation and (ii) the amount of any damages such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission) received by such indemnifying party upon the sale of such Registrable Shares.
     6.5 Prospectus Delivery. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(vi), (vii) or (viii), such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 6.2(j), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.
     6.6 No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities.
     6.7 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within fifteen days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Purchaser requests to be registered.
ARTICLE VII
MISCELLANEOUS
     7.1 Termination. This Agreement may be terminated by the Company or any Purchaser, by written notice to the other parties, if the Closing has not been consummated by the

25

third Trading Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).
     7.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities.
     7.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchasers such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.
     7.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by such Person.
     7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Purchasers under Article VI and that does not directly or indirectly affect the rights of other Purchasers may be given by Purchasers holding at least a majority of the Registrable Securities to which such waiver or consent relates.
     7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
     7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Subject to the provisions of Section 4.1 hereof, any Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Purchasers.”
     7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnified Party is an intended third party beneficiary of Section 6.4 hereof and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.
     7.9 Governing Law; Venue; Waiver Of Jury Trail. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND PURCHASERS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.
     7.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and/or exercise of the Securities, as applicable.

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     7.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
     7.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
     7.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.
     7.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.
     7.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.
     7.16 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

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     7.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose.
[SIGNATURE PAGES TO FOLLOW]

29

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ENTREMED, INC.

	By:	/s/ James S. Burns

	Name:	James S. Burns
	Title:	President & Chief Executive Officer

Address for Notice:

9640 Medical Center Drive
Rockville, MD 20850
Facsimile No.: (240) 864-2624
Telephone No.: (240) 864-2651
Attn: Chief Financial Officer

With a copy to:	Arnold & Porter LLP
555 Twelfth Street, NW
Washington, DC 20004
Facsimile No.: (202) 942-5999
Telephone No.: (202) 942-5124
Attn: Richard E. Baltz, Esq.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR PURCHASERS FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LBI GROUP INC

By:	/s/ Hingge Hsu

Name:	Hingge Hsu
Title:	Managing Director

Purchase Price: $3,999,998.31

Number of Shares to be acquired: 1,729,729

Underlying Shares subject to Warrant: 864,865

Address for Notice: 399 Park Avenue
New York, NY 10022

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CAPITAL VENTURES INTERNATIONAL

By:	/s/ Martin Kobinger

Name:	Martin Kobinger
Title:	Investment Manager

Purchase Price: $1,999,998

Number of Shares to be acquired: 864,864

Underlying Shares subject to Warrant: 432,432

Address for Notice: c/o Heights Capital Management
101 California Street, Suite 3250
San Francisco, CA 94111

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SDS CAPITAL GROUP SPC, LTD.

By:	/s/ Steve Derby

Name:	Steve Derby
Title:	Director

Purchase Price: $999,999

Number of Shares to be acquired: 432,432

Underlying Shares subject to Warrant: 216,216

Address for Notice:	c/o SDS Management, LLC
Attn: Scott Derby
53 Forest Avenue, 2nd Floor
Old Greenwich, CT 06870

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NITE CAPITAL LP

By:	/s/ Keith A. Goodman

Name:	Keith A. Goodman
Title:	Manager of the General Partner

Purchase Price: $999,999

Number of Shares to be acquired: 432,432

Underlying Shares subject to Warrant: 216,216

Address for Notice:	Nite Capital LP
100 East Cook Avenue, Suite 201
Libertyville, IL 60048

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

D3 LifeScience Select Ltd.

By:	/s/ Nathan Fischel

Name:	Nathan Fischel, MD, CFA
Title:	Managing Member of the Investment Manager, D3 Capital Management, LLC on behalf of D3 LifeScience Select Ltd.

Purchase Price: $159,999.96

Number of Shares to be acquired: 69,189

Underlying Shares subject to Warrant: 34,595

Address for Notice:	D3 LifeScience Select Ltd.
c/o D3 Capital Management, LLC
10990 Wilshire Blvd., Suite 1400
Los Angeles, CA 90024

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

D3 LifeScience Ltd.

By:	/s/ Nathan Fischel

Name:	Nathan Fischel, MD, CFA
Title:	Managing Member of the Investment Manager, D3 Capital Management, LLC on behalf of D3 LifeScience Ltd.

Purchase Price: $140,001.06

Number of Shares to be acquired: 60,541

Underlying Shares subject to Warrant: 30,270

Address for Notice:	D3 LifeScience Ltd.
c/o D3 Capital Management, LLC
10990 Wilshire Blvd., Suite 1400
Los Angeles, CA 90024

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

D3 LifeScience Market Neutral Ltd.

By:	/s/ Nathan Fischel

Name:	Nathan Fischel, MD, CFA
Title:	Managing Member of the Investment Manager, D3 Capital Management, LLC on behalf of D3 LifeScience Market Neutral Ltd.

Purchase Price: $199,998.88

Number of Shares to be acquired: 86,486

Underlying Shares subject to Warrant: 43,243

Address for Notice:	D3 LifeScience Market Neutral Ltd.
c/o D3 Capital Management, LLC
10990 Wilshire Blvd., Suite 1400
Los Angeles, CA 90024

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

XMARK OPPORTUNITY FUND LP

By:	/s/ Mitchell D. Kaye

Name:	Mitchell D. Kaye
Title:	Chief Information Officer

Purchase Price: $1,097,975

Number of Shares to be acquired: 474,800

Underlying Shares subject to Warrant: 237,400

Address for Notice:	301 Tresser Blvd.
Suite 1320
Stamford, CT 06901

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

XMARK OPPORTUNITY FUND LTD.

By:	/s/ Mitchell D. Kaye

Name:	Mitchell D. Kaye
Title:	Chief Information Officer

Purchase Price: $1,214,525

Number of Shares to be acquired: 525,200

Underlying Shares subject to Warrant: 262,600

Address for Notice:	301 Tresser Blvd.
Suite 1320
Stamford, CT 06901

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

XMARK IV INVESTMENT PARTNERS LLC

By:	/s/ Mitchell D. Kaye

Name:	Mitchell D. Kaye
Title:	Chief Information Officer

Purchase Price: $2,312,500

Number of Shares to be acquired: 1,000,000

Underlying Shares subject to Warrant: 500,000

Address for Notice:	301 Tresser Blvd.
Suite 1320
Stamford, CT 06901

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ABINGWORTH BIOEQUITIES MASTER FUND LTD.

By:	/s/ James Aisell

Name:	James Aisell
Title:	Director

Purchase Price: $2,199,999.19

Number of Shares to be acquired: 951,351

Underlying Shares subject to Warrant: 475,676

Address for Notice:	38 Jermyn Street
London
SW1Y 6DN
United Kingdom

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ABINGWORTH BIOVENTURES IV LP

By:	/s/ James Aisell

Name:	James Aisell
Title:	Director

Purchase Price: $1,784,692.68

Number of Shares to be acquired: 771,759

Underlying Shares subject to Warrant: 385,880

Address for Notice: 38	Jermyn Street
London
SW1Y 6DN
United Kingdom

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ABINGWORTH BIOVENTURES IV EXECUTIVES LP

By:	/s/ James Aisell

Name:	James Aisell
Title:	Director

Purchase Price: $15,306.44

Number of Shares to be acquired: 6,619

Underlying Shares subject to Warrant: 3,309

Address for Notice:	38 Jermyn Street
London
SW1Y 6DN
United Kingdom

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CELGENE

By:	/s/ Stephen Jasko

Name:	Stephen Jasko
Title:	Treasurer

Purchase Price: $1,999,998

Number of Shares to be acquired: 864,864

Underlying Shares subject to Warrant: 432,432

Address for Notice:	86-90 Morris Avenue
Summit, NJ 07901

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

RAQ, LLC

By:	/s/ Lindsay A. Rosenwald

Name:	Lindsay A. Rosenwald, M.D.
Title:	Managing Member

Purchase Price: $249,999.75

Number of Shares to be acquired: 108,108

Underlying Shares subject to Warrant: 54,054

Address for Notice: 787 Seventh Avenue
48th Floor
New York, NY 10019

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Valesco Healthcare Partners I LP

By:	/s/ Lindsay A. Rosenwald

Name:	Lindsay A. Rosenwald, M.D.
Title:	Managing Member of Valesco Healthcare GP, LLC
General Partner to Valesco Healthcare Partners I LP

Purchase Price: $55,000.50

Number of Shares to be acquired: 23,784

Underlying Shares subject to Warrant: 11,892

Address for Notice:	787 Seventh Avenue
48th Floor
New York, NY 10019

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Valesco Healthcare Partners II LP

By:	/s/ Lindsay A. Rosenwald

Name:	Lindsay A. Rosenwald, M.D.
Title:	Managing Member of Valesco Healthcare GP, LLC
General Partner to Valesco Healthcare Partners II LP

Purchase Price: $97,499.63

Number of Shares to be acquired: 42,162

Underlying Shares subject to Warrant: 21,081

Address for Notice:	787 Seventh Avenue
48th Floor
New York, NY 10019

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Valesco Healthcare Overseas Fund, Ltd.

By:	/s/ Lindsay A. Rosenwald

Name:	Lindsay A. Rosenwald, M.D.
Title:	Managing Member of Valesco Healthcare GP, LLC
General Partner to Valesco Capital Management LP
Investment Manager to Valesco Healthcare Overseas Fund, Ltd.

Purchase Price: $97,499.63

Number of Shares to be acquired: 42,162

Underlying Shares subject to Warrant: 21,081

Address for Notice:	787 Seventh Avenue
48th Floor
New York, NY 10019

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Fort Mason Master LP

By:	/s/ Dan German

Name:	Dan German
Title:	Managing Member

Purchase Price: $1,878,198.63

Number of Shares to be acquired: 812,194

Underlying Shares subject to Warrant: 406,097

Address for Notice:	456 Montgomery Street
22nd Floor
San Francisco, CA 94104

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Fort Mason Partners LP

By:	/s/ Dan German

Name:	Dan German
Title:	Managing Member

Purchase Price: $121,799.38

Number of Shares to be acquired: 52,670

Underlying Shares subject to Warrant: 26,335

Address for Notice:	456 Montgomery Street
22nd Floor
San Francisco, CA 94104

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Domain Public Equity Partners LP

By:	/s/ Nicole Vitollo

Name:	Nicole Vitollo
Title:	Managing Member

Purchase Price: $4,999,999.63

Number of Shares to be acquired: 2,162,162

Underlying Shares subject to Warrant: 1,081,081

Address for Notice:	One Palmer Square
Suite 515
Princeton, NJ 08542

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PIERCE DIVERSIFIED STRATEGY MASTER FUND LLC

By:	/s/ Sherrill Lybrook

Name:	Sherrill Lybrook
Title:	Principal

Purchase Price: $299,998.31

Number of Shares to be acquired: 129,729

Underlying Shares subject to Warrant: 64,864

Address for Notice:	One Ferry Building Suite 255
San Francisco, CA 94111

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ENABLE OPPORTUNITY PARTNERS LP

By:	/s/ Sherrill Lybrook

Name:	Sherrill Lybrook
Title:	Principal

Purchase Price: $240,000.51

Number of Shares to be acquired:103,784

Underlying Shares subject to Warrant:51,892

Address for Notice:	One Ferry Building Suite 255
San Francisco, CA 94111

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ENABLE GROWTH PARTNERS LP

By:	/s/ Sherrill Lybrook

Name:	Sherrill Lybrook
Title:	Principal

Purchase Price: $1,459,999.19

Number of Shares to be acquired: 631,351

Underlying Shares subject to Warrant: 315,676

Address for Notice:	One Ferry Building Suite 255
San Francisco, CA 94111

IN WITNESS WHEREOF, the parties hereto have caused this EntreMed Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SMITHFIELD FIDUCIARY LLC

By:	/s/ Adam J. Chill

Name:	Adam J. Chill
Title:	Authorized Signatory

Purchase Price: $1,374,998.63

Number of Shares to be acquired: 594,594

Underlying Shares subject to Warrant: 297,297

Address for Notice:	c/o Highbridge Capital Management, LLC
9 West 57th Street, 27th Floor
New York, NY 10019
Attn: Ari J. Storch/Adam J. Chill

EXHIBITS:

A	Form of Warrant

B	Purchaser Questionnaire

C	Form of Opinion

D	Instruction Sheet

E	Plan of Distribution

F	Transfer Agent Instruction

SCHEDULES:

3.1(a)	Subsidiaries

3.1(e)	Preemptive Rights

3.1(f)	Capitalization

3.1(h)	Material Changes

3.1(n)	Registration Rights

6.1(f)	Company Registration Statement

EXHIBIT A
FORM OF WARRANT

EXHIBIT B
PURCHASER QUESTIONNAIRE
INSTRUCTION SHEET FOR PURCHASER
(to be read in conjunction with the entire Securities Purchase Agreement)
A.	Complete the following items in the Securities Purchase Agreement:
1.	Provide the information regarding the Purchaser requested on the signature page. The Securities Purchase Agreement must be executed by an individual authorized to bind the Purchaser.

2.	Exhibit B-1 – Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire.

3.	Exhibit B-2 – Registration Statement Questionnaire:

Provide the information requested by the Registration Statement Questionnaire.

4.	Exhibit B-3 – Purchaser Certificate:

Provide the information requested by the Certificate for Individual Purchasers or the Certificate for Corporate, Partnership, Trust, Foundation and Joint Purchasers, as applicable.

5.	Return the signed Securities Purchase Agreement to:
Dane R. Saglio
Chief Financial Officer
EntreMed, Inc.
9640 Medical Center Drive
Rockville, MD 20850
Facsimile: (301) 315-2437
B.	Instructions regarding the transfer of funds for the purchase of Securities will be telecopied to the Purchaser at a later date.

C.	Upon the resale of the Registrable Shares by the Purchaser after the Registration Statement covering the Registrable Shares is effective, as described in the Securities Purchase Agreement, the Purchaser must confirm that a current prospectus is deemed to be delivered to such buyer in accordance with Rule 172.

EXHIBIT B-1
ENTREMED, INC.
STOCK CERTIFICATE QUESTIONNAIRE
Pursuant to Section 2.2(b) of the Agreement, please provide us with the following information:
1.	The exact name that the Securities are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Securities and the Registered Holder listed in response to item 1 above:

3.	The mailing address of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

EXHIBIT B-2
ENTREMED, INC.
REGISTRATION STATEMENT QUESTIONNAIRE
In connection with the preparation of the Registration Statement, please provide us with the following information regarding the Purchaser.
A.     GENERAL INFORMATION
1.      Please state your organization’s name exactly as it should appear in the Registration Statement:
2.      Have you or your organization had any position, office or other material relationship within the past three years with the Company or its Affiliates other than as disclosed in the Prospectus included in the Registration Statement?
☐ Yes ☐ No
          If yes, please indicate the nature of any such relationships below:
B.     SECURITIES HOLDINGS
        Please fill in all blanks in the following questions related to your beneficial ownership of the Company’s capital stock. Generally, the term “beneficial ownership” refers to any direct or indirect interest in the securities which entitles you to any of the rights or benefits of ownership, even though you may not be the holder of record of the securities. For example, securities held in “street name” over which you exercise voting or investment power would be considered beneficially owned by you. Other examples of indirect ownership include ownership by a partnership in which you are a partner or by an estate or trust of which you or any member of your immediate family is a beneficiary. Ownership of securities held in the names of your spouse, minor children or other relatives who live in the same household may be attributed to you.
PLEASE NOTE: IF YOU HAVE ANY REASON TO BELIEVE THAT ANY INTEREST IN SECURITIES OF THE COMPANY WHICH YOU MAY HAVE, HOWEVER REMOTE, IS A BENEFICIAL INTEREST, PLEASE DESCRIBE SUCH INTEREST. FOR PURPOSES OF RESPONDING TO THIS QUESTIONNAIRE, IT IS PREFERABLE TO ERR ON THE SIDE OF INCLUSION RATHER THAN EXCLUSION. WHERE THE SEC’S INTERPRETATION OF BENEFICIAL OWNERSHIP WOULD REQUIRE DISCLOSURE OF YOUR INTEREST OR POSSIBLE INTEREST IN CERTAIN SECURITIES OF THE COMPANY, AND YOU BELIEVE THAT YOU DO NOT ACTUALLY POSSESS THE ATTRIBUTES OF BENEFICIAL OWNERSHIP, AN APPROPRIATE RESPONSE IS TO DISCLOSE THE INTEREST AND AT THE SAME TIME DISCLAIM BENEFICIAL OWNERSHIP OF THE SECURITIES.
1.     As of February ___, 2006, I owned outright (including shares registered in my name individually or jointly with others, shares held in the name of a bank, broker, nominee,

depository or in “street name” for my account), the following number of shares of the Company’s capital stock: .
2.     In addition to the number of shares I own outright as indicated by my answer to question B(1), as of February 2, 2006, I had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, over the following number of shares of the Company’s capital stock: .
If the answer to this question B(2) was not “zero,” please complete the following: with whom shared; and the nature of the relationship and any underlying voting trust agreement, investment arrangement or the like:
SHARED VOTING POWER:

	With Whom	Nature of
Number of Shares	Shared	Relationship
SHARED INVESTMENT POWER:

	With Whom	Nature of
Number of Shares	Shared	Relationship
3.     As of February 2, 2006, , I will have the right to acquire            shares of the Company’s capital stock pursuant to outstanding stock options issued under the Company’s stock option plans and            shares pursuant to the exercise of outstanding warrants (none, indicated by “0” above).

Options and Warrants
Class	Number of Shares
4.     Please identify the natural person or persons who have voting and/or investment control over the Company’s securities that you own, and state whether such person(s) disclaims beneficial ownership of the securities. For example, if you are a general partnership, please identify the general partners in the partnership.

C. NASD Questions
       (3) The NASD defines a “person associated with a member” or an “associated person of a member” as being every sole proprietor, partner, equity owner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who directly or indirectly controls or is controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD.
(4) Immediate family includes parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, or any other person who is supported, directly or indirectly, to a material extent, by a person associated with a member of the NASD or any other broker/dealer.
1. Are you (i) a “member”(1) of the National Association of Securities Dealers, Inc. (the “NASD”), (ii) an “affiliate”(2) of a member of the NASD, (iii) a “person associated with a member” or an “associated person of a member”(3) of the NASD or (iv) an immediate family member(4) of any of the foregoing persons? If yes, please identify the member and describe such relationship (whether direct or indirect), and please respond to Question Number 2 below; if no, please proceed directly to Question Number 3.
Yes ☐                      No ☐
Description:
(1) NASD defines a “member” as any broker or dealer admitted to membership in the NASD, or any officer or partner or branch manager of such a member, or any person occupying a similar status or performing a similar function for such a member.
(2) The term “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is in common control with, the person specified. Persons who have acted or are acting on behalf of or for the benefit of a person include, but are not necessarily limited to, directors, officers, employees, agents, consultants and sales representatives. The following should apply for purposes of the foregoing:
     (i) a person should be presumed to control a Member if the person beneficially owns 10 percent or more the outstanding voting securities of a Member which is a corporation, or beneficially owns a partnership interest in 10 percent or more of the distributable profits or losses of a Member which is a partnership;
     (ii) a Member should be presumed to control a person if the Member and Persons Associated With a Member beneficially own 10 percent or more of the outstanding voting securities of a person which is a corporation, or beneficially own a partnership interest in 10 percent or more of the distributable profits or losses of a person which is a partnership;
     (iii) a person should be presumed to be under common control with a Member if:
      (1) the same person controls both the Member and another person by beneficially owning 10 percent or more of the outstanding voting securities of a Member or person which is a corporation, or by beneficially owning a partnership interest in 10 percent or more of the distributable profits or losses of a Member or person which is a partnership; or
      (2) a person having the power to direct or cause the direction of the management or policies of the Member or such person also has the power to direct or cause the direction of the management or policies of the other entity in question.
      (3) The NASD defines a “person associated with a member” or an “associated person of a member” as being every sole proprietor, partner, equity owner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who directly or indirectly controls or is controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD.
      (4) Immediate family includes parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, or any other person who is supported, directly or indirectly, to a material extent, by a person associated with a member of the NASD or any other broker/dealer.
2. If you answered “yes” to Question Number 1, please furnish any information as to whether any such member intends to participate in any capacity in the public offering, including the details of such participation:
Description:
          3. Are you or have you been an “underwriter or related person”(5) or a person associated with an underwriter or related person, including, without limitation, with respect to the proposed public offering? If yes, please identify the underwriter or related person and describe such relationship (whether direct or indirect).
Yes ☐                      No ☐
Description:
          4. If known, please describe in detail any underwriting compensations, arrangements or dealings entered into during the previous twelve months, or proposed to be consummated in the next twelve months, between (i) any underwriter or related person, member of the NASD, affiliate of a member of the NASD, person associated with a member or associated person of a member of the NASD or any immediate family member thereof, on the one hand, and (ii) the Company, or any director, officer or stockholder thereof, on the other hand, which provides for the receipt of any item of value and/or the transfer of any warrants, options or other securities from the Company to any such person (other than the information relating to the arrangements with any investment firm or underwriting organization which may participate in the proposed public offering).
Description:

5. Have you purchased the securities in the ordinary course of business?
Yes ☐                      No ☐

(5)	The term “underwriter or related person” includes underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons, including members of the immediate family of such persons.

The answers to the foregoing questions are correctly stated to the best of my information and belief. I shall advise Dane R. Saglio, (240) 864-2651 promptly of any changes in the foregoing information prior to the effectiveness of the Registration Statement.

(Print name of Selling Security Holder)

(Signature)

By:
(Name and title of signatory, if
stockholder is an entity)

(Date)

EXHIBIT B-3
ENTREMED, INC.
CERTIFICATE FOR INDIVIDUAL PURCHASERS
If the investor is an individual Purchaser (or married couple) the Purchaser must complete, date and sign this Certificate.
CERTIFICATE
I certify that the representations and responses below are true and accurate:
In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.
☐      (1)      A natural person whose net worth(1), either individually or jointly with such person’s spouse exceeds $1,000,000;
☐      (2)      A natural person who had an income(2) in excess of $200,000, or joint income with the person’s spouse in excess of $300,000, in 2004 and 2005, and reasonably expects to have individual income reaching the same level in 2006;
☐      (3)       An executive officer or director of the Company.
Date:

Name(s) of Purchaser

Signature

Signature

(1)	For purposes of this Certificate, “net worth” means the excess of total assets at fair market value over total liabilities, except that the principal residence owned by a natural person shall be valued either (a) at cost, including the cost of improvements, net of current encumbrances upon the property, or (b) at the appraised value of the residence as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property. As used in the preceding sentence, “institutional lender” means a bank, savings and loan company, industrial loan company, credit union or personal property broker or a company whose principal business is as a lender of loans secured by real property and which has such loans receivable in the amount of $2,000,000 or more.

(2)	For purposes of this Certificate, “income” means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts: (a) the amount of any tax exempt interest income received, (b) the amount of losses claimed as a limited partner in a limited partnership, (c) any deduction claimed for depletion, (d) amounts contributed to an IRA or Keogh retirement plan, (e) alimony paid, and (f) any amounts by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

EXHIBIT B-3
ENTREMED, INC.
CERTIFICATE FOR CORPORATE, PARTNERSHIP,
TRUST, FOUNDATION, AND JOINT PURCHASERS
If the investor is a corporation, partnership, trust, pension plan, foundation, joint purchaser (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.
CERTIFICATE
The undersigned certifies that the representations and responses below are true and accurate:
(a) The investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Purchaser and to take other actions with respect thereto.
(b) Indicate the form of entity of the undersigned:
☐	Limited Partnership

☐	General Partnership

☐	Corporation

☐	Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor:

(Continue on a separate piece of paper, if necessary.)

☐	Other Type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries:
(Continue on a separate piece of paper, if necessary.)

☐	Other form of organization (indicate form of organization ( ).
(c) Indicate the approximate date the undersigned entity was formed:
(d) In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.
           ☐      (1)      A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;
           ☐      (2)      A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;
           ☐      (3)      An insurance company as defined in Section 2(13) of the Securities Act;

           ☐      (4)      An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;
           ☐      (5)      A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
           ☐      (6)      A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;
           ☐      (7)      An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
           ☐      (8)      A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
           ☐      (9)      An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;
           ☐      (10)      A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;
           ☐      (11)      An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

(Continue on a separate piece of paper, if necessary.)

Dated:

Name of investor

Signature and title of authorized
officer, partner or trustee

EXHIBIT C
FORM OF OPINION

EXHIBIT D
ENTREMED, INC.
INSTRUCTION SHEET
IMPORTANT — DO NOT REMOVE THIS INSTRUCTION SHEET FROM THE ATTACHED SHARE CERTIFICATE UNLESS AND UNTIL THE SHARES ARE SOLD AS FOLLOWS:
(1) THE SHARES ARE RESOLD PURSUANT TO THE REGISTRATION STATEMENT ON FORM S-3 (NO. [  ]), AND, IN CONNECTION WITH SUCH RESALE, THE HOLDER HAS PROVIDED TO THE COMPANY OR TO THE TRANSFER AGENT FOR THE COMPANY’S STOCK A PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE AND THE HOLDER HAS DELIVERED A CURRENT PROSPECTUS, OR, THE HOLDER HAS CONFIRMED THAT A CURRENT PROSPECTUS IS DEEMED TO BE DELIVERED IN CONNECTION WITH SUCH RESALE IN ACCORDANCE WITH RULE 172 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
(2) THE SHARES ARE RESOLD IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, PROVIDED THAT, PRIOR TO SUCH RESALE, THE HOLDER HAS NOTIFIED THE COMPANY OF SUCH DISPOSITION AND PROVIDED THE COMPANY WITH WRITTEN ASSURANCES, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY OF COMPLIANCE WITH THE REQUIREMENTS OF SUCH EXEMPTION.
DO NOT REMOVE THIS INSTRUCTION SHEET FROM
THE ATTACHED SHARE CERTIFICATE
EXCEPT IN ACCORDANCE WITH
THE INSTRUCTIONS SET FORTH ABOVE.

EXHIBIT E
PLAN OF DISTRIBUTION

EXHIBIT F
TRANSFER AGENT INSTRUCTIONS